Exhibit 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350

I, Don R. Kania, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to quarterly report of FEI Company on Form 10-Q/A for the quarterly period ended April 5, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amendment No. 1 to quarterly report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of FEI Company.

By:	/s/ Don R. Kania
Don R. Kania
President and Chief Executive Officer

March 2, 2010

EX - 32